SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C. 20549

                                 Form 8-K

                             CURRENT  REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                             April 21, 2003
                             --------------
              Date of Report (Date of earliest event reported)


                    FIRST CYPRESS TECHNOLOGIES, INC.
                    --------------------------------
           (Exact name of registrant as specified in its charter)


Nevada                                    98-0218688
------                                    ----------
(State of incorporation                   (I.R.S. Employer
or organization)                          Identification No.)

Robert Rosner                             SEC File No.  000-32747
#501, 1281 West Georgia Street, Vancouver
British Columbia, Canada                  V6E 3J7
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(Address of principal executive offices)  (Zip Code)

                            604-484-2899
                            ------------
          Registrant's telephone number, including area code

                           NOT APPLICABLE
                           --------------
     (Former name or former address, if changed since last report)



ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

NONE

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

First Cypress Technologies, Inc.("First Cypress" or the "Company") entered into An option agreement with Ruby Red Resources Inc. on April 16, 2003 (the "Option Agreement")to acquire a 70% undivided interest in a certain mineral claims known as the "Eddy mineral claims" covering approximately 7,000 acres in the Fort Steele Mining Division of the Province of British Columbia (the "Property"). The Company has paid $1,000 to Ruby Red Resources Inc.as consideration for the grant of the option. In order to exercise the option, the Company is required to:

(1) issue an aggregate of 650,000 shares to Ruby Red Resources Inc. on the following schedule:

     (a)  200,000 shares upon the execution of the option agreement;
     (b) 150,000 shares upon the completion of the first phase of an exploration program on the Property on or before April 16, 2004;
     (c) 150,000 shares upon the completion of the second phase of an exploration program on the Property on or before April 16, 2005; and
     (d) 150,000 shares upon the completion of the third phase of an exploration program on the Property on or before April 16, 2006.

(2) incurring exploration expenditures of $775,000 U.S. on the Property on a four-phase exploration program as follows:

     (a)  $75,000 U.S. on or before April 16,2004
     (b)  a  further  $150,000  U.S.  on  or  before  April 16, 2005;
     (c)  a  further  $250,000  U.S.  on  or  before  April 16, 2006;  and
     (d)  a  further  $300,000  U.S.  on  or  before  April 16, 2007.

In the event that the Company is not able to exercise the option by incurring the exploration expenditures and issuing the shares within the required timetable, then the Option Agreement will be terminated and the Company will have no further interest in the Property.

The Company plans to pursue a four phase exploration program on the Property that will satisfy the exploration expenditure requirements under the Option Agreement. The Company has received a geological report on the Property that recommends the completion of the four phase exploration program. In order to carry out this exploration program, the Company will be required to obtain additional financing to fund the exploration program and to fund its ongoing overhead and administrative expenses. The Company anticipates that any additional financing would be an equity financing involving private placement sales of the Company's common stock.In Addition the Company has no arrangements for financing in place and there is no assurance that adequate financing will be obtained. Even if additional financing is obtained, there is no assurance that the exploration program will result in establishment of commercial reserves of minerals on the Property. Additional exploration beyond the recommended four phase exploration program will be required to establish commercial reserves. Even if commercial reserves were established, there is no assurance that reserves would justify a mine on the Property or that the Company would be able finance development of a mine on the Property. Investors are cautioned that exploration for minerals is a highly risky business.


ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

None.


ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
None.
(b)     Pro  forma  Financial  Information.
None.
(c)     Exhibits.

Exhibit   Description
-------   ---------------------------------------------------------------------
10.3 Mining Option Agreement dated April 16, 2003 between First Cypress Technologies Inc. and Ruby Red Resources Inc.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.     REGULATION  FD  DISCLOSURE

None.



                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST  CYPRESS  TECHNOLOGIES,  INC.

Date:  April 17,  2003
                                        By:  /s/ Robert Rosner
                                            -----------------------
                                             ROBERT ROSNER
                                             President